Microsoft Word 10.0.2627;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

         Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss.240.14a-12

                          Altair Nanotechnologies Inc.
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


     Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         _______________________________________________________________________


     (2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

     (5) Total fee paid:

         _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             ___________________________________________________________________

         (2) Form, Schedule or Registration Statement No.:

             ___________________________________________________________________

         (3) Filing Party:

             ___________________________________________________________________

         (4) Date Filed:

             ___________________________________________________________________

                          ALTAIR NANOTECHNOLOGIES INC.
                                 204 Edison Way
                               Reno, Nevada 89502
                                     U.S.A.

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT


Solicitation of Proxies
-----------------------

         THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR NANOTECHNOLOGIES INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE "MEETING"). This Information Circular, the notice of Meeting attached hereto, and the accompanying form of proxy and the Annual Report of the Corporation for the year ended December 31, 2004 are first being mailed to the shareholders of the Corporation on or about April 22, 2005. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by email, by facsimile or by telephone by officers of the Corporation without additional compensation therefor. If one or more shareholders files a proxy statement or solicits proxies in opposition to the recommendations of the board of directors of the Corporation (the "Board of Directors" or the "Board"), the Corporation may engage outside solicitors to assist with its solicitation of proxies. Details regarding any such engagement will be set forth in a supplement to this Information Statement.

         The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Shares of the Corporation ("Common Shares") held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies
-------------------------------------

         The persons named in the enclosed form of proxy are officers and/or directors of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or by delivering the completed proxy to the chairman on the day of the Meeting or adjournment thereof.

         A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the Corporation's principal office located at 204 Edison Way, Reno, Nevada at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

Voting of Proxies
-----------------

         THE COMMON SHARES REPRESENTED BY A DULY COMPLETED PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTTER TO BE ACTED UPON, SUCH COMMON SHARES WILL BE VOTED ACCORDINGLY. UNLESS OTHERWISE INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE VOTED (I) TO ELECT MANAGEMENT'S SEVEN NOMINEES FOR DIRECTOR, (II) TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005, (III) TO APPROVE THE ALTAIR NANOTECHNOLOGIES INC 2005 STOCK INCENTIVE PLAN, AND (IV) TO RATIFY THE AMENDMENT TO THE BYLAWS INCREASING THE QUORUM REQUIREMENT FOR SHAREHOLDER MEETINGS. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

         At the Meeting, shareholders of the Corporation will be asked to approve the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan (the "2005 Plan"). Pursuant to the 2005 Plan, directors and executive officers of the Corporation will be eligible to receive grants of options and other incentive awards. To the knowledge of the Corporation, such persons hold an aggregate of 79,073 issued and outstanding Common Shares as of the date hereof. Approval of the 2005 Plan will be obtained if a majority of the votes cast are in favour thereof. See "Proposal No. 3 - Approval of the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan."

Voting Securities and Principal Holders of Voting Securities
------------------------------------------------------------

         The authorized capital of the Corporation consists of an unlimited number of Common Shares. As of April 11, 2005, the Corporation had issued and outstanding 58,785,789 Common Shares.

         The Corporation shall make a list of all persons who are registered holders of Common Shares on April 18, 2005 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list except to the extent that such shareholder has transferred any of his shares after the Record Date and the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns the shares and demands, not later than ten days before the Meeting, that his name be included in the list. In such case the transferee is entitled to vote those shares at the Meeting in lieu of the transferor.

         One-third of the outstanding Common Shares entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Meeting. Abstentions will be counted as "represented" for purposes of determining the presence or absence of a quorum. Complete broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on any of the matters to be considered at the Meeting, will not be counted as "represented" for the purpose of determining the presence or absence of a quorum.

         To the knowledge of the directors and executive officers of the Corporation, as of April 11, 2005, no person beneficially owns, directly or indirectly, or exercises control of direction over more than 10% of the outstanding Common Shares.

         Under the Canada Business Corporations Act (the "CBCA"), once a quorum is established, in connection with the election of directors, the seven nominees receiving the highest number of votes will be elected. In order to approve each of the proposals in respect of the ratification of the appointment of independent auditors, the approval of the 2005 Plan and the approval of the Bylaw Amendment (as defined herein), the votes cast in favour of such proposal must exceed the votes cast against. Abstentions and broker non-votes will not have the effect of being considered as votes cast against any of the matters considered at the Meeting.

Exchange Rate Information
-------------------------

         The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN. $), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S. $) in exchange for the Canadian Dollar (CDN. $) for the years indicated below, based on the noon buying rates.

                 --------------------------------------------------------------------------------------
                                            For the Year Ended December 31,
                 --------------------------------------------------------------------------------------
                                         2004          2003          2002          2001           2000
                 --------------- ------------- ------------- ------------- ------------- --------------
                         (Each U.S. Dollar Purchases the Following Number of Canadian dollars)
                 --------------------------------------------------------------------------------------
                 High                  1.3970        1.5750        1.6128        1.6023         1.5600
                 --------------- ------------- ------------- ------------- ------------- --------------
                 Low                   1.1775        1.2923        1.5108        1.4933         1.4350
                 --------------- ------------- ------------- ------------- ------------- --------------
                 Average               1.2984        1.3916        1.5702        1.5519         1.4871
                 --------------- ------------- ------------- ------------- ------------- --------------
                 Year End              1.2034        1.2923        1.5800        1.5925         1.4995
                 --------------- ------------- ------------- ------------- ------------- --------------

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         The Articles of Continuance of the Corporation (the "Articles") provide that the Board may consist of a minimum of three and a maximum of nine directors, to be elected annually. The Board presently consists of eight directors; the Board has determined to reduce the number of directors constituting the whole Board to seven directors effective as of the Meeting. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the by-laws of the Corporation. Pursuant to the Articles, the Board has been empowered to set the size of the Board, subject to any limitations set forth in the Articles of the CBCA. The Articles provide that the Board may, between meetings of shareholders, appoint one or more additional directors, but only if, after such appointment, the total number of directors would not be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.

         Certain information with respect to the seven nominees for director approved by the Board is set forth in the table below:

                 -------------------------- -------------------- ----------------- ------------------------------
                                                                                      Number of Common Shares
                                                                      Period of      Beneficially Owned or Over
                   Name & Province/State        Office with         Service as a     Which Control is Exercised
                        and Country             Corporation          Director         as of March 18, 2005(1)
                 -------------------------- -------------------- ----------------- ------------------------------
                 Alan J. Gotcher            Chief Executive         Since 2004              281,740(2)
                                            Officer and
                                            Director
                 Nevada, U.S.A.
                 -------------------------- -------------------- ----------------- ------------------------------

                 Jon N. Bengtson            Chairman(A)             Since 2003              50,000 (3)
                 Nevada, U.S.A.
                 -------------------------- -------------------- ----------------- ------------------------------

                 James Golla                Director(C)             Since 1994              80,000 (4)
                 Ontario, Canada
                 -------------------------- -------------------- ----------------- ------------------------------

                 George Hartman             Director(A) (C)         Since 1997              35,800 (5)
                 Ontario, Canada
                 -------------------------- -------------------- ----------------- ------------------------------

                 David King                 Director(C)             Since 2004              60,000 (6)
                 Washington, D.C., U.S.A.
                 -------------------------- -------------------- ----------------- ------------------------------

                 Christopher E. Jones       Director (A)            Since 2004               50,000(7)
                 California, U.S.A.
                 -------------------------- -------------------- ----------------- ------------------------------

                 Michel Bazinet             Director                Since 2004                   0
                 Quebec, Canada
                 -------------------------- -------------------- ----------------- ------------------------------

     (A) Member of Audit Committee
     (C) Member of Compensation, Corporate Governance and Nominations Committee

(1) The information as to Common Shares beneficially owned or over which control or direction is not within the knowledge of the Corporation and has been furnished by the respective nominees individually. This information includes all Common Shares issuable pursuant to the exercise of options that are exercisable within 60 days of March 18, 2005. Does not include any Common Shares subject to options that are not exercisable within 60 days of March 18, 2005 or subject to options that vest only upon the occurrence of events, such as a rise in the market price of the Common Shares, outside of the control of the optionee.
(2) Includes 250,000 Common Shares subject to options granted to Mr. Gotcher pursuant to the Corporation's 1998 Stock Option Plan (the "1998 Plan"). Includes 2,140 Common Shares owned by his wife and 500 Common Shares owned by his adult stepson, with respect to which Mr. Gotcher disclaims beneficial ownership.
(3) Includes 50,000 Common Shares subject to options granted to Mr. Bengtson pursuant to the 1998 Plan.
(4) Includes 10,000 Common Shares subject to options granted to Mr. Golla pursuant to the Corporation's 1996 Stock Option Plan (the "1996 Plan"). and 50,000 Common Shares subject to options granted to Mr. Golla pursuant to the 1998 Plan.

(5) Includes 10,000 Common Shares subject to options granted to Mr. Hartman pursuant to the 1996 Plan and 25,000 Common Shares subject to options granted to Mr. Hartman pursuant to the 1998 Plan.
(6) Includes 50,000 Common Shares subject to options granted to Mr. King pursuant to the 1996 Plan.
(7) Includes 50,000 Common Shares subject to options granted to Mr. Jones pursuant to the 1996 Plan.

         IF ANY OF THE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

         Set forth below is a description of each of the directors, nominees and executive officers of the Corporation, including their principal occupations for the past five years:

Directors

         Alan J. Gotcher, 55, was appointed as Chief Executive Officer and a director of the Corporation in August 2004 and was also appointed as President of the Corporation in March 2005. Prior to joining the Corporation, Dr. Gotcher was chairman and chief executive officer of InDelible Technologies, Inc., a development stage company that provides secure logistics through covert bar code marking systems and invisible bar code reading technologies from January 2000 to August 2004. From 2000 through 2003, Dr. Gotcher was co-managing partner of IdeaSpring, LLC, a private investment company, and from 2000 through August 2004, Dr. Gotcher was president and chief executive officer of A Gotcher & Co., Inc., a consulting firm. Prior to founding InDelible, Dr. Gotcher spent fourteen years with Avery Dennison, where he served as senior vice president, manufacturing & technology, and chief technology officer. During his tenure, Dr. Gotcher led Avery's teams that created and commercialized the Duracell On-Cell tester battery label and pressure sensitive battery labels and the United States Postal Service's self-stick stamp products. Prior to joining Avery Dennison, Dr. Gotcher was laboratory director, U.S. Corporate Research and Development, with Raychem Corporation where he lead the business development teams that created, developed and commercialized the conductive polymer- based PolySwitch(R) over-current protection device business.

         Jon N. Bengtson, 61, has been a director of the Corporation since July 2003 and was appointed Chairman of the Board in June 2004. He currently serves as the chairman of the board of The Sands Regent Hotel Casino and is chairman of the board of Radica Games Limited. Mr. Bengtson began his career with Harrah's Entertainment, Inc., where he served for nine years in various management positions, including vice president of management information systems. He joined International Game Technology in 1980 as vice president, chief financial officer and director and was subsequently promoted to vice president of marketing in 1982. Mr. Bengtson joined The Sands Regent Hotel Casino in June 1984 and served in various positions, including vice president of finance and administration, chief financial officer, treasurer and director, senior vice president and director, executive vice president, chief operating officer and director until December 1993. In January 1994, he joined Radica Games Limited as vice president and chief financial officer and was appointed president and chief executive officer of Radica USA Ltd. in December 1994 and was appointed chairman of the board in January 1996. Mr. Bengtson was a founder and chief financial officer of ShareGate, Inc., a venture funded telecommunications equipment company from March 1996 until October 2001. Mr. Bengtson is also the founder and chief financial officer for Pinyon Technology, a start-up technology corporation developing wireless antenna networking technology. He holds a bachelors degree in business administration and a Master of Business Administration degree from the University of Nevada, Reno.

         James I. Golla, 72, has been a director of the Corporation since February 1994. He also currently serves as a director of Assure Energy, Inc., Radiant Energy Corp. and Galantas Gold Corp. Mr. Golla was a journalist with the Globe and Mail, Canada's national newspaper, from 1954 until his retirement in 1997.

         George E. Hartman, 56, was elected a director of the Corporation in March 1997. From 1995 until 1998, Mr. Hartman served as president of Planvest Pacific Financial Corp., a Vancouver-based financial planning firm with U.S. $1 billion of assets under management. Mr. Hartman also served on the board of directors of Planvest Capital Corp., the parent of Planvest Pacific. From 1998 until 2000, Mr. Hartman was senior vice president of Financial Concept Group until the firm's sale to Assante Corporation, a North American financial services industry consolidator. At that time, he became chief executive officer of PlanPlus Inc., Canada's oldest firm specializing in the development and distribution of wealth management software to the financial services industry. Today, Mr. Hartman remains as a director and major shareholder of PlanPlus Inc. Mr. Hartman also continues as President of Hartman & Corporation, Inc., a firm he founded in 1991 which provides consulting services to the financial services industry. Since April 2004, Mr. Hartman has worked as a consultant with The Covenant Group, a management consulting firm. Mr. Hartman is the author of Risk is a Four-Letter Word--The Asset Allocation Approach to Investing, a Canadian best-seller published in 1992, and is the author of its sequel, Risk is STILL a Four Letter Word, released in 2000.

         David S. King, 55, has been a director of the Corporation since February 2004. In October 2000, he founded and has since been the managing partner of Advanced Technology Group LLC, which works with research and development enterprises to accelerate their commercialization of innovative technologies. Dr. King was employed by the National Institute of Standards and Technology ("NIST") from 1976 through 2000. He began his career as a research chemist in the Physics Laboratory of NIST where he developed a research program aimed at a basic understanding of energy flow and chemical reactivity in high energy density materials, in bimolecular collisions and small molecular clusters and at metal interfaces. From 1994 to 1999 Dr. King was a program manager in the Advanced Technology Program of NiST, where he recommended and implemented long-range technology investment strategies; served as technical or business evaluator for over 1,000 research and development proposals, formally evaluated corporate technology development and commercialization strategies; and served as program manager for approximately 25 innovative, industry-led research and development projects in areas of chemistry, physics and biotechnology. From 1999 to 2000, he was science advisor, Physics Laboratory, and then science advisor in the Office of the Under Secretary of Commerce for Technology. He then founded the Advanced Technology Group LLC, a consulting firm, in October 2000, for which he continues to work. Dr. King holds a Bachelor of Arts degree in Chemistry, a Doctor of Philosophy degree in Chemical Physics and an Executive Masters of Science and Engineering in the Management of Technology, all from the University of Pennsylvania.

         Christopher E. Jones, 58, was appointed a director of the Corporation effective May 1, 2004. Since 1998, Mr. Jones has been the Vice President of Manufacturing and Engineering at Behr Process Corporation, where he is responsible for the construction and operations of all coating plant operations for the largest DIY architectural coatings corporation in North America. Prior to joining Behr, Mr. Jones was the president of Kronos Louisiana and the vice president of manufacturing of Kronos International, Inc. Kronos is the fourth largest producer of titanium dioxide in the world. Mr. Jones earned a Bachelors of Arts degree in Chemistry from Oakland University and a Ph.D in
Organo-Metallic Chemistry from Michigan State University and completed postdoctoral work at University of Leeds, England and University of Alberta in Edmonton, Canada.

         Michel Bazinet, 49, was appointed a director of the Corporation effective July 9, 2004. Since January 2003, Dr. Bazinet has been chairman & chief executive officer of privately held Replicor, Inc., which develops new antiviral and anticancer therapies. Prior to his involvement with Replicor, Inc. from 1996 to 2000, Dr. Bazinet was the founder and medical director of Mediconsult, a healthcare knowledge company. Mediconsult completed its initial public offering in 1999 and was ultimately acquired by The Cybear Group in 2000. Dr. Bazinet, a board-certified urologist, received his MD from Sherbrooke University. He completed his residency at McGill University, Montreal, and has been a research fellow at Memorial Sloan-Kettering Cancer Center, New York. Dr. Bazinet, a former assistant professor of both urology and oncology at McGill University, is also an accomplished speaker, medical industry author and consultant.

Executive Officers
------------------

         The executive  officers of the Corporation are Alan J. Gotcher,  Edward
H. Dickinson, Douglas K. Ellsworth and Roy Graham. Certain information regarding Dr. Gotcher is set forth above under "Election of Directors - Directors." Certain information regarding Messrs. Dickinson, Ellsworth and Graham follows.

         Edward H. Dickinson, 58, was appointed Chief Financial Officer of the Corporation in March 2000, and was appointed Secretary in June 2001. Mr. Dickinson had previously served as Director of Finance of the Corporation from August 1996 through March 2000. From 1994 to 1996, Mr. Dickinson was employed by the Southern California Edison Company as a negotiator of non-utility power generation contracts. Mr. Dickinson was vice president and director of Geolectric Power Company during 1993 and 1994, and from 1987 through 1992, he was the director of finance and administration for OESI Power Corporation. Prior to 1987, Mr. Dickinson held various accounting and program management positions in the United States Department of Energy. Mr. Dickinson, who is a certified public accountant, obtained a masters degree in Accounting from California State University, Northridge in 1978.

         Douglas K. Ellsworth, 51, was appointed President, Altair Nanomaterials, Inc., the operating subsidiary through which the Corporation conducts its nanotechnology business, in June 2003 and Senior Vice President of the Corporation in March 2004. Mr. Ellsworth previously held various other positions with Altair Nanomaterials, Inc. Prior to joining the Corporation, Mr. Elsworth was the manager of technical support for BHP Inc.'s' Center for Minerals Technology in Reno, Nevada from 1984 through 1999. Mr. Ellsworth began work at BHP in 1984 as the chief chemist. Mr. Ellsworth worked as a chemist and manager at Skyline Labs in Colorado and Alaska in 1975 to 1979 and as a chemist for Utah International, Inc.'s Minerals Laboratory in Sunnyvale California from 1979-1984. Mr. Ellsworth received his bachelor of science degree in chemistry and geology from the State University of New York College, Oneonta.

         Roy Graham, 54, was appointed Senior Vice President of the Corporation in January 2005. Mr. Graham was the president and chief executive officer of modeMD, Inc., a developer of wireless application software and systems for the healthcare industry, from May 2002 through December 2004. From January 2000 until April 2002, Mr. Graham served as managing partner of Incline Consulting, L.L.C., a business consulting firm. He has also held senior vice president and director-level sales and marketing roles with Wyse Technology, Tandem Computers, and Digital Equipment Corporation. Mr. Graham received a bachelor of science degree with honors from Sussex University in the United Kingdom.

Key Employees
-------------

         Bruce J. Sabacky, 54, was appointed Vice President of Research and Engineering for Altair Nanomaterials, Inc., the operating subsidiary through which the Corporation conducts its nanotechnology business, in October 2003. Dr.

Sabacky joined Altair Nanomaterials, Inc. in January 2001 as Director of Research and Engineering. Prior to that, he was the manager of process development at BHP Minerals Inc.'s Center for Minerals Technology from 1996 to 2001, where he was instrumental in developing the nanostructured materials technology. Dr. Sabacky was the technical superintendent for Minera Escondida Ltda. from 1993 to 1996 and was a principal process engineer with BHP from 1991 to 1993. Prior to that, he held senior engineering positions in the minerals and metallurgical industries. Dr. Sabacky obtained bachelor of science and master of science degrees in Metallurgical Engineering from the South Dakota School of Mines and Technology and a Ph.D in Materials Science & Mineral Engineering with minors in Chemical Engineering and Mechanical Engineering from the University of California, Berkeley.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         Set forth below is information with respect to beneficial ownership of Common Shares as of March 18, 2005 by the Corporation's Chief Executive Officer, the Corporation's former Chief Executive Officer, by the three additional persons serving as executive officers as of December 31, 2004 whose total compensation for 2004 exceeded $100,000, and the most highly compensated non-executive employee (collectively, the "named executive officers"), by each of the directors of the Corporation, by persons known to the Corporation to beneficially own more than 5% of the outstanding Common Shares, and by all current officers and directors of the Corporation as a group. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

------------------ ----------------------------------------- ------------------------ ----------------
                                                              Amount and Nature of
                                                              Beneficial Ownership     Percentage of
 Title of Class      Name and Address of Beneficial Owner              (1)               Class (2)
------------------ ----------------------------------------- ------------------------ ----------------
Common             Alan J. Gotcher (Chief Executive                281,740(3)                *
                   Officer and Director)
                   930 Tahoe Blvd., #802-216
                   Incline Village, Nevada 89451
------------------ ----------------------------------------- ------------------------ ----------------
Common             Rudi E. Moerck (Former President and                500                   *
                   Director)
                   900 So. Meadows Pkwy., #3611
                   Reno, Nevada 89521
------------------ ----------------------------------------- ------------------------ ----------------
Common             Douglas K. Ellsworth (Senior Vice               112,533(4)                *
                   President)
                   4310 Wild Eagle Terrace
                   Reno, Nevada 89511
------------------ ----------------------------------------- ------------------------ ----------------
Common             Edward H. Dickinson (Chief Financial            397,700(5)                *
                   Officer and Secretary)
                   659 Caughlin Glen
                   Reno, Nevada 89509
------------------ ----------------------------------------- ------------------------ ----------------
Common             Bruce J. Sabacky (Employee)                      5,000(6)                 *
                   8555 Council Lane
                   Reno, Nevada 89511
------------------ ----------------------------------------- ------------------------ ----------------

------------------ ----------------------------------------- ------------------------ ----------------
Common             Jon N. Bengtson (Director)                       50,000(7)                *
                   2370 Solari Drive
                   Reno, Nevada 89509
------------------ ----------------------------------------- ------------------------ ----------------
Common             James I. Golla (Director)                        80,000(8)                *
                   829 Terlin Boulevard
                   Mississauga, Ontario L5H 1T1
------------------ ----------------------------------------- ------------------------ ----------------
Common             George Hartman (Director)                        35,800(9)                *
                   136 Colborne
                   Fenelon Falls, ON K0M 1N0
------------------ ----------------------------------------- ------------------------ ----------------
Common             David S. King (Director)                        60,000(10)                *
                   123 Tenth St. SE
                   Washington, D.C. 20003
------------------ ----------------------------------------- ------------------------ ----------------
Common             Christopher Jones (Director)                    50,000(11)                *
                   1140 Cuchara Drive
                   Del Mar, California 92014
------------------ ----------------------------------------- ------------------------ ----------------
Common             Michel Bazinet (Director)                            0                    *
                   343 Brookfield Avenue
                   Mount-Royal, Quebec H3P 2A7
------------------ ----------------------------------------- ------------------------ ----------------
Common             William   P.   Long   (Chief   Executive          722,700               1.2%
                   Officer and director until May 1, 2004)
                   57 Sunset Rim
                   Cody, Wyoming  82414
------------------ ----------------------------------------- ------------------------ ----------------
Common             Louis Schnur (5% Shareholder)                  5,249,851(12)            8.9%
                   6941 South Western Avenue
                   Chicago, ILL  60636
------------------ ----------------------------------------- ------------------------ ----------------
Common             All Directors and Officers as a Group          1,073,773(13)            1.8%
                   (11 persons)
------------------ ----------------------------------------- ------------------------ ----------------

* Represents less than 1% of the outstanding Common Shares.

(1) Includes all Common Shares issuable pursuant to the exercise of options and warrants that are exercisable within 60 days of March 18, 2005. Does not include any Common Shares subject to options that are not exercisable within 60 days of March 18, 2005 or subject to options that vest only upon the occurrence of events, such as a rise in the market price of the Common Shares, outside of the control of the optionee.
(2) Based on 58,785,289 Common Shares outstanding as of March 18, 2005. Common Shares underlying options, warrants or other convertible or exercisable securities are, to the extent exercisable within 60 days of March 18, 2005, deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such convertible securities, but not for purposes of calculating any other person's percentage ownership.
(3) Includes 250,000 Common Shares subject to options granted to Mr. Gotcher pursuant to the 1998 Plan. Includes 2,140 Common Shares owned by his wife and 500 Common Shares owned by his adult stepson, with respect to which Mr. Gotcher disclaims beneficial ownership.
(4) Includes 107,200 Common Shares subject to options granted to Mr. Ellsworth pursuant to the 1998 Plan.

(5) Includes 150,000 Common Shares subject to options granted to Mr. Dickinson pursuant to the 1996 Plan and 241,200 Common Shares subject to options granted to Mr. Dickinson pursuant to the 1998 Plan.
(6) Includes 5,000 Common Shares subject to options granted to Mr. Sabacky pursuant to the 1998 Plan.
(7) Includes 50,000 Common Shares subject to options granted to Mr. Bengtson pursuant to the 1998 Plan.
(8) Includes 10,000 Common Shares subject to options granted to Mr. Golla pursuant to the 1996 Plan and 50,000 Common Shares subject to options granted to Mr. Golla pursuant to the 1998 Plan.
(9) Includes 35,000 Common Shares subject to options granted to Mr. Hartman pursuant to the 1998 Plan.
(10) Includes 50,000 Common Shares subject to options granted to Mr. King pursuant to the 1996 Plan.
(11) Includes 50,000 Common Shares subject to options granted to Mr. Jones pursuant to the 1996 Plan.
(12) Based solely on Schedule 13D dated April 7, 2004 filed by Mr. Schnur. Such Schedule 13D indicates that 3,116,022 of such shares are subject to presently exercisable warrants to purchase Common Shares. All such warrants have been exercised. The Corporation believes that Mr. Schnur has sold substantially all of his holdings of Common Shares but has been unable to verify such belief. The Corporation has asked Mr. Schnur to update his Schedule 13D but, to date, he has not.
(13) Includes 260,000 Common Shares subject to options granted to officers and directors pursuant to the 1996 Plan and 738,400 Common Shares subject to options granted to officers and directors pursuant to the 1998 Plan.

Executive Compensation
----------------------

(a)      Compensation of Officers

         The following table, presented in accordance with Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), sets forth all compensation for services rendered in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 in respect of the named executive officers.

======================================================================================================================
                                                           Summary Compensation Table

------------------- -------- ------------------------------------- ---------------------------------- ----------------
Name and Title      Fiscal           Annual Compensation                Long Term Compensation
                    Year
                    Ended
                    Dec.
                      31,
------------------- -------- ------------------------------------- ---------------------------------- ----------------
                                                                   Restricted  Securities
                                                                   Shares or   Securities
                                                                   Restricted     Under
                                                   Other Annual    Share         Options    LTIP         All Other
                              Salary   Bonus       Compensation      Units       Granted    Payouts    Compensation
                             (U.S.$)   (U.S. $)       (U.S.$)         (#)          (#)      (U.S.$)      (U.S. $)
------------------- -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Alan J. Gotcher,     2004     100,481     Nil           Nil           Nil        350,000      Nil           Nil
Chief Executive     -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Officer and          2003      Nil        Nil           Nil           Nil          Nil        Nil           Nil
Director            -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002      Nil        Nil           Nil           Nil          Nil        Nil           Nil
======================================================================================================================
Rudi E Moerck,       2004     146,538     Nil           Nil           Nil          Nil        Nil           Nil
Former President    -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
and Director         2003     110,000   50,000          Nil           Nil        50,000       Nil           Nil
------------------- -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002      84,500     Nil           Nil           Nil        300,000      Nil           Nil
======================================================================================================================
Douglas K.           2004     122,343   18,750          Nil           Nil          Nil        Nil           Nil
Ellsworth, Sr.      -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Vice President       2003     105,774   40,000          Nil           Nil        110,000      Nil           Nil
------------------- -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002      92,653     Nil           Nil           Nil        10,000       Nil           Nil
======================================================================================================================
Edward H.            2004     112,500   17,250          Nil           Nil          Nil        Nil           Nil
Dickinson, Chief    -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Financial Officer    2003      85,000   25,000          Nil           Nil        110,000      Nil           Nil
------------------- -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002      85,000     Nil           Nil           Nil          Nil        Nil           Nil
======================================================================================================================
Bruce J. Sabacky,    2004    113,481    12,938          Nil           Nil          Nil        Nil           Nil
Vice President of   -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Altair               2003      99,463   13,215          Nil           Nil        110000       Nil           Nil
Nanomaterials,      -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Inc.                 2002      98,502     Nil           Nil           Nil         10000       Nil           Nil
======================================================================================================================
William P. Long      2004     167,369   50,880          Nil           Nil          Nil        Nil        29,000 (2)
(Chief Executive    -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Officer Until May    2003     109,440   60,000          Nil           Nil        110,000      Nil           Nil
1, 2004)            -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002     100,320    9,120          Nil           Nil        100,000      Nil       117,694 (3)
 ======================================================================================================================

(1)      Represents  bonus earned during  indicated  fiscal year.
(2)      Represents value of company automobile given to employee.
(3) This amount includes $116,000 representing the value, as of the issue date, of 200,000 Common Shares issued to Dr. Long in December 2002 in connection with the termination of certain terms of his employment agreement. It also includes $1,694 representing the value of personal use of a company-owned automobile.

(b) Option Grants in 2004

          The following table provides details with respect to stock options, if any, granted to the named executive officers during the year ended December 31, 2004:

-------------------- ------------ ---------- ------------- ---------- -------------- ------------- ------------------------
                                                                      Market Value
                                              % of Total                   of                       Potential Realizable
                                               Options                 Securities                  Value at Assumed Rates
                                              Granted to   Exercise    Underlying                      of Share Price
                     Securities               Employees    Price       Options on                     Appreciation for
                        Under                     in       per         the Date of                       Option Term
                       options    Grant       Financial    Share          Grant       Expiration          (US$)
       Name            Granted      Date         Year        (US$)        (US$)          Date              5% 10%
-------------------- ------------ ---------- ------------- ---------- -------------- ------------- ------------------------
Alan J. Gotcher        50,000     05/18/04       3.0%        2.09         2.08         8/31/05      28,233       62,993
(Chief Executive
Officer and
Director)(1)
-------------------- ------------ ---------- ------------- ---------- -------------- ------------- ---------- -------------
Alan J. Gotcher        300,000    08/16/04      18.0%        1.02         1.02         8/16/14      84,542      186,816
(Chief Executive
Officer and
Director)
-------------------- ------------ ---------- ------------- ---------- -------------- ------------- ---------- -------------

(1) Mr. Gotcher was serving as an independent consultant, and not as an officer or director, when the option was granted.

(c) Aggregated Option Exercises and Year-end Option Values

         The following table provides information regarding options held by the named executive officers as at December 31, 2004 and options exercised by them during the year ended December 31, 2004:

------------------------------ ----------- ------------ ----------------------------- ------------------------------
                               Securities
                               Acquired     Aggregate       Number of Securities          Value of Unexercised
                                   on         Value        Underlying Unexercised        In-the-Money Options at
                                Exercise    Realized    Options at December 31, 2004        December 31, 2004
                               ----------- ------------ ----------------------------- ------------------------------
                                                        Exercisable   Unexercisable   Exercisable   Unexercisable
            Name                  (#)          ($)          (#)            (#)            ($)             ($)
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Alan J. Gotcher, Chief            Nil          Nil        150,000        200,000        200,000         338,000
Executive Officer and
Director
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Rudi E. Moerck, Former            Nil          Nil        300,000         50,000        478,000         85,500
President and Director
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Douglas K. Ellsworth, Sr.         Nil          Nil        125,000          Nil          202,550           N/A
Vice President
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------

------------------------------ ----------- ------------ ----------------------------- ------------------------------
                               Securities
                               Acquired     Aggregate       Number of Securities          Value of Unexercised
                                   on         Value        Underlying Unexercised        In-the-Money Options at
                                Exercise    Realized    Options at December 31, 2004        December 31, 2004
                               ----------- ------------ ----------------------------- ------------------------------
                                                        Exercisable   Unexercisable   Exercisable   Unexercisable
            Name                  (#)          ($)          (#)            (#)            ($)             ($)
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Edward H. Dickinson, Chief        Nil          Nil        384,700          Nil          253,850           N/A
Financial Officer
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Bruce J. Sabacky, Vice           25,000      62,500        30,000          Nil           48,700           N/A
President of Altair
Nanomaterials, Inc.
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------

(d)      Compensation of Directors

         The Corporation pays all directors who are not employees of the Corporation a fee of $3,000 per quarter. In addition, directors who are not employees and provide service in the following positions receive the following additional fees:

         Position                                      Additional Compensation
         ------------------                            -----------------------
         Chairman of the Board                         $3,000 per quarter
         Executive  Committee  Member                  $2,000 per quarter
         Audit or  Compensation  Committee  Chair      $1,000 per quarter
         Audit or Compensation Committee Member        $1,000 per quarter
         Other Committee Chair or Member               Determined upon formation
                                                         of committee

         In addition, directors are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties. No amounts were paid Dr. Gotcher and Dr. Moerck in 2004 in their capacities as directors.

         Directors of the Corporation and its subsidiaries are also entitled to participate in the 1996 Plan and the 1998 Plan. During 2004, the Corporation granted options to purchase 75,000 Common Shares to Mr. King and options to purchase 75,000 Common Shares to Mr. Jones under the 1996 Plan. During 2004, the Corporation granted options to purchase 75,000 Common Shares to Mr. Hartman, options to purchase 75,000 Common Shares to Mr. Golla and options to purchase 75,000 Common Shares to Mr. Bazinet under the 1998 Plan. Options granted to Mr. Gotcher are described under "Option Grants in 2004" above.

(e)      Employment Contracts

         The Corporation has entered into employment agreements with Alan J. Gotcher, Douglas K. Ellsworth, Edward H. Dickinson and Bruce J. Sabacky.

         Dr. Gotcher's employment agreement commenced on August 16, 2004 with an initial term of two years with an option for the Corporation to extend for one additional year. His annual salary is $275,000 per year, and he is eligible to receive an annual bonus equal to up to one-half of his base salary upon achievement of performance measures mutually agreed to by Dr. Gotcher and the Board. In connection with his employment agreement, Dr. Gotcher was granted 300,000 options to purchase the Common Shares as reflected above in "Option

Grants in 2004." If Dr. Gotcher's employment is terminated by the Corporation without cause, he is entitled to receive his regular salary for a period of nine months from the date of termination. His employment agreement also contains a covenant not to compete for 12 months following termination of employment.

         Mr. Ellsworth's employment agreement commenced on November 10, 2004 with a term of 18 months. His annual salary is $125,000. If Mr. Ellsworth's employment is terminated by the Corporation without cause, he is entitled to receive his regular salary for a period of nine months from the date of termination. His employment agreement also contains a covenant not to compete clause for 12 months following termination of employment.

         Mr. Dickinson's employment agreement commenced on November 10, 2004 with a term of 18 months. His annual salary is $115,000. If Mr. Dickinson's employment is terminated by the Corporation without cause, he is entitled to receive his regular salary for a period of nine months from the date of termination. His employment agreement also contains a covenant not to compete clause for 12 months following termination of employment.

         Dr. Sabacky's employment agreement commenced on November 10, 2004 with a term of 18 months. His annual salary is $110,000. If Dr. Sabacky's employment is terminated by the Corporation without cause, he is entitled to receive his regular salary for a period of nine months from the date of termination. His employment agreement also contains a covenant not to compete clause for 12 months following termination of employment.

(f) Compensation Committee Interlocks and Insider Participation

         The Corporation established a Compensation Committee on November 10, 2003 to administer its executive compensation program. In April 2004, the Board replaced the Compensation Committee with a Compensation, Corporate Governance and Nominations Committee (the "Compensation and Nominating Committee") of the Board. The Compensation and Nominating Committee consists of George Hartman (Chair), James Golla and David King, each of whom is independent under Nasdaq's listing standards applicable to such committee. None of Messrs. Hartman, Golla or King is currently or has formerly been an officer or employee of the Corporation or its subsidiaries. On December 1, 2003, the Corporation entered into consulting agreement with a corporation whose managing partner is Mr. King. See "Interest of Informed Persons in Material Transactions." If elected by the shareholders, Messrs. Hartman, Golla and King are expected to be members of the Committee during 2005.

         In addition to evaluating and approving employment contracts for key employees throughout the year, the Board, the Compensation Committee (prior to April 2004) and the Compensation and Nominating Committee formally considered compensation issues 12 times during the 2004 fiscal year in connection with the authorization of grants of options to purchase Common Shares.

(g)      Compensation Committee Report on Executive Compensation

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this Information Circular and Proxy Statement, the Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any such filings.

         As required by the proxy rules promulgated by the United States Securities and Exchange Commission (the "SEC") and applicable Canadian securities laws, this Compensation Committee Report describes the overall compensation goals and policies applicable to the executive officers of the Corporation, including the basis for determining the compensation of executive officers for the 2004 fiscal year.

         In  determining  the amount and  composition  of  compensation  for the
Corporation's executive officers, the Board is guided by several factors. Because the Corporation has a small number of employees, compensation practices are flexible in response to the needs and talents of the individual officer, entrepreneurial, and geared toward rewarding contributions that enhance shareholder value. In prior years, because the Corporation had no substantial revenues from operations and needed capital for research and development, the Corporation kept salaries and bonuses at levels that the Corporation believed were lower than many of the Corporation's competitors and compensated employees (including executive officers) primarily in the form of stock options. Going forward, the Corporation intends to use a combination of more competitive salaries, cash bonuses and stock options to align the interest of the executive officers and other employees with the long-term interests of the Corporation and its shareholders and to attract and retain talented employees who can enhance the Corporation's value.

         Compensation Components
         -----------------------

         Annual Base Salary. The Corporation's compensation of its executive officers consists of three components: base salary, bonuses, and long-term incentive awards in the form of stock options. The Board establishes base salaries based primarily on its subjective judgment, taking into consideration both qualitative and quantitative factors. Among the factors considered by the Board are: (i) the qualifications and performance of each executive officer;
(ii) the performance of the Corporation as measured by such factors as progress in product development and increased shareholder value; (iii) salaries provided by other companies inside and outside the industry that are of a comparable size and at a similar development stage, to the extent known; and (iv) the capital position and needs of the Corporation. The Board does not assign any specific weights to these factors in determining salaries. It does, however, try to keep base salaries as low as possible, consistent with the needs and status of the executive officers, in order to preserve capital for future growth and development.

         Incentive Bonuses. The Corporation may also compensate its executive officers in the form of bonuses. In addition, the Corporation may pay bonuses to other key employees in the future as a reward for significant and specific achievements that have a significant impact on shareholder value. Because the Corporation does not have a history of earnings per share, net income, or other conventional data to use as a benchmark for determining the amount or existence of bonus awards, the Board generally makes such determinations based on its subjective evaluation of each individual's contribution to the Corporation. In some cases, however, bonuses payable to individuals may be tied to specific criteria identified at the time of engagement. In any event, the Compensation Committee reserves the right to increase or decrease incentive bonuses, based on its assessment of individual and team performance and the circumstances surrounding that performance.

         In the 2004 fiscal year, the executive management team, except the CEO, were eligible for a "performance bonus" ranging from 40%-60% of base salary, depending on level of individual responsibility. The bonus was to be paid 60% in cash and 40% in the equivalent value of stock options. Payment of any bonus was based on the attainment of separate, specified corporate and individual objectives. Corporate/team objectives were set in 3 areas; revenue, product licensing or commercialization and cost control. Full attainment of all three objectives would have resulted in each member receiving one-half of their full bonus entitlement. Achieving less than all three objectives resulted in a reduction of the bonus level. No team bonus was awarded if at least 70% of the team's objectives were not met. In fiscal 2004, the management team achieved 83% of its team objectives and bonuses were awarded accordingly. Similarly, each executive was evaluated against specific personal objectives and was eligible to receive one-half of their bonus entitlement for full attainment of their individual objectives. Achieving less than all three objectives resulted in a reduction of the bonus level. No individual bonus was awarded if at least 70% of the executive's personal objectives were not met. In fiscal 2004, individual executives achieved 65%-95% of their personal objectives and bonuses were awarded accordingly.

         Stock Options. As stated, in the past, the Corporation has relied extensively on stock options to compensate executive officers and other key employees. The 1996 Plan and the 1998 Plan are designed to give each option holder an interest in preserving and maximizing shareholder value in the longer term, to reward option holders for past performance and to give option holders the incentive to remain with the Corporation long term. Individual grants are determined on the basis of the Board's assessment of an individual's current and expected future performance, level of responsibilities, and the importance of his or her position with, and contribution to, the Corporation. In the 2004 fiscal year, the Board granted options to purchase 300,000 Common Shares to Dr. Gotcher in connection with his employment agreement. In addition, as part of its evaluation and bonus process, the Board granted options to purchase 26,500 Common Shares to Edward Dickinson, options to purchase 27,200 Common Shares to Douglas Ellsworth, options to purchase 25,000 Common Shares to Bruce Sabacky and options to purchase 100,000 Common Shares to Dr. Gotcher. The Board did consider the number, vesting status and exercise price of existing options in the course of determining whether to grant additional options.

         CEO Compensation. In the fiscal year 2004, the CEO received a base salary according to the terms of his employment agreement. In addition, the CEO was awarded a "performance bonus" of $95,000 in cash and was awarded options to purchase Common Shares, which awards have a collective value equal to 69% of his base salary. The bonus and options were awarded following an aggregated assessment of CEO performance by each independent Director, based on both quantitative and qualitative criteria. Quantitatively, CEO performance objectives were set in 3 areas; revenue, product licensing or commercialization and cost control. In fiscal 2004, the CEO achieved 83% of his personal quantitative objectives. Qualitatively, the CEO's performance was measured against sixteen criteria including: enhancing shareholder value, developing corporate guiding principles, strategic planning, operating policies and procedures, effective organizational structure, management succession planning, employee morale and productivity, proactive change management, progress evaluation, communication with the Board, operational control, leading by exemplary example, enabling team performance, facilitating Board duties, being an effective company spokesperson and meeting corporate financial and operational objectives. In fiscal 2004, the CEO achieved 100% of his personal qualitative objectives.

         The  foregoing  is  submitted  by  the   Compensation   and  Nominating
Committee:

         George Hartman, Chair
         James Golla
         David King

(h)      Performance Graph

         The following chart compares the total cumulative shareholder return over the five-year period ended December 31, 2004 for U.S. $100 invested in the Common Shares with the total return of all shares traded on the NASDAQ National Market and NASDAQ SmallCap Market (the "NASDAQ Index") and the total return of shares included in the Standard & Poor's Specialty Chemicals Index (the "S&P Specialty Chemicals Index"). All data assumes reinvestment of dividends and other distributions.


                                         12/31/99     12/31/00     12/31/01      12/31/02     12/31/03     12/31/04
                                         --------     --------     --------      --------     --------     --------
Altair Nanotechnologies Inc.                  100           38           35            13           66           68
Nasdaq Index                                  100           60           48            33           49           54
S&P Specialty Chemicals Index                 100           87           81            47           55           63

Audit Committee and Audit Committee Report
------------------------------------------

Audit Committee

         The Audit Committee operates pursuant to a written charter adopted by the Board. In April 2004, the Board amended and restated the charter of the Audit Committee ("Audit Committee"), a copy of which may be found on the Corporation's website, http://www.altairnano.com under the heading "Investor Relations." A copy may also be obtained free of charge by mailing a request in writing to: Secretary, Altair Nanotechnologies Inc. 204 Edison Way, Reno, Nevada 89502.

         The Audit Committee is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the requirements of the NASDAQ listing standards. The Audit Committee was comprised of Jon Bengtson, George Hartman and James Golla during the period January 2004 through April 2004 and was comprised of Jon Bengtson, George Hartman and Christopher Jones during the period May 2004 through December 2004. If elected by the shareholders, Jon Bengtson, George Hartman and Christopher Jones are expected to be members of the Audit Committee during 2005. The Audit Committee met four times via conference call during the fiscal year ended December 31, 2004.

         The Board has determined in its business judgment that each member of the Audit Committee satisfies the requirements with respect to financial literacy set forth in NASD Rule 4350(d)(2)(A)(iv) and applicable Canadian securities laws; and the Board has determined than Jon Bengtson, the Chair of the Audit Committee, is an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, is independent under Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and is, as a result of his past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, sophisticated with respect to financial matters.

         The Audit Committee's responsibility is to assist the Board in its oversight of the (a) quality and integrity of the Corporation's financial reports, (b) the independence and qualifications of the Corporation's independent auditor and (c) the compliance by the Corporation with legal and regulatory requirements. Management of the Corporation has the responsibility for the Corporation's financial statements as well as the Corporation's financial reporting process, principles and internal controls. The Corporation's independent auditors are responsible for performing an audit of the
Corporation's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

Audit Committee Report

         This section is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Corporation under the Securities Act or the Securities Exchange Act of 1934, each as amended, regardless of date or any other general incorporation language in such filing.

         In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Corporation as of and for the year ended December 31, 2004 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the independent auditors their independence from the Corporation.

         The Audit Committee has also considered whether the independent auditor's provision of non-audit services to the Corporation is compatible with maintaining the auditors' independence.

         The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including in respect of auditor independence. As such, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements fairly present the Corporation's financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Audit Committee is entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditor) from which the Audit Committee receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the independent auditors as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non audit services provided by the independent auditor to the Corporation.

         Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on form 10-K for the year ended December 31, 2004, for filing with the SEC.

AUDIT COMMITTEE

Jon Bengtson
George Hartman
Christopher Jones

April 11, 2005


Meetings of Directors and Attendance at Shareholders Meetings
-------------------------------------------------------------

         During the fiscal year ended December 31, 2004, the Board held three meetings in person and five meetings via conference call. All directors attended the in-person meeting and all directors participated in all conference calls with the exception of Mr. Hartman, who was absent for one conference call. In addition, the Board considered and acted on various matters throughout the year by executing eight consent resolutions.

         The Corporation does not have a policy with respect to the attendance of shareholder meetings by directors. All members of the Board attended the June 2004 shareholders meeting.

Nominating Committee
--------------------

         The purpose of the Compensation and Nominating Committee is (i) to discharge the Board's responsibilities relating to compensation of the Corporation's executives and, if needed, to produce an annual report on executive compensation for inclusion in the Corporation's proxy statement, in accordance with the rules and regulations of the SEC and (ii) to recommend to the Board the slate of director nominees for election to the Corporation's Board of Directors, individuals to fill vacancies occurring between annual meetings of stockholders, and individuals for nomination as members of the standing committees of the Board and (iii) to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation.

         In identifying nominees for directors, the Compensation and Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, relationship of work experience and education to the current and proposed lines of business of the Corporation, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and the extent to which the candidate satisfies any objective requirements (such as residence, independence or expertise requirements) applicable to the Board or any committees of the Board. The Compensation and Nominating Committee considers candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders and may, but is not be required to, consider candidates proposed by management.

         The Corporate Governance and Nominating Committee met 13 times during 2004 in person or by telephone. The members of the Compensation and Nominating Committee are George Hartman (Chair), James Golla and David King, each of whom is independent under Nasdaq's listing standards. The charter governing operations of the Compensation and Nominating Committee was adopted in April 2004 and is available at the Corporation's website at www.altairnano.com under "Investor Relations."

Shareholder Suggestions for Nominees and Communications with the Board of Directors

         The Board will consider director candidates recommended by shareholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address, telephone number and number of Common Shares owned of the shareholder making the recommendation and should be sent to the Secretary of the Corporation at the address first set forth above. Candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders are considered under the same standards as nominees recommended by other persons.

         Shareholders may send communications to the Board or to specified individual directors by mailing such communications to the Secretary of the Corporation at the address of the Corporation first set forth above and indicating that such communications are for the Board or specified individual directors, as appropriate. All communications received by mail are forwarded to the directors to which they are addressed unless the communications contain information substantially similar to that forwarded by the same shareholder, or an associated shareholder, within the past 90 days.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Corporation's officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. Based solely upon the Corporation's review of the reports required by Section 16 and amendments thereto furnished to the Corporation, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during 2004, were filed with the SEC on a timely basis except as follows: (a) a Form 3 for Christopher Jones, a Director, was due on May 11, 2004 but was filed on May 12, 2004; (b) a Form 3 for Douglas Tullio, a Vice President, was due on January 19, 2004, but was filed on January 20, 2004; (c) a Form 3 for David King, a Director, was due on February 26, 2004 but was filed on March 29, 2004;
(d) a Form 4 for James Golla, a Director, was due on July 11, 2004 but was filed on July 16, 2004; (e) a Form 4 for George Hartman, a Director, was due on July 11, 2004 but was filed on July 16, 2004; (f) a Form 4 for Alan Gotcher, Chief Executive Officer, was due on August 18, 2004 but was filed on August 19, 2004;
(g) a Form 4 for Edward Dickinson, Chief Financial Officer, was due on September 9, 2004 but was filed on September 14, 2004; and (h) a Form 4 for Edward Dickinson, Chief Financial Officer, was due on September 5, 2004 but was filed on September 14, 2004.

Code of Ethics and Code of Conduct
----------------------------------

         The Corporation has adopted the Code of Ethics for Senior Executive, Financial Officers and Members of the Management Executive Committee (the "Code of Ethics"), which constitutes a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as defined in Item 406 of Regulation S-K under the Exchange Act. The Code of Ethics is available on the Corporation's website at www.altairnano.com under "Investor Relations."

         The Corporation has adopted the Altair Nanotechnologies Inc. Code of Conduct (the "Code of Conduct"), which constitutes a code of conduct applicable to all officers, directors and employees that complies with Nasdaq Rule 4350(n). The Code of Conduct is available on the Corporation's website at www.altairnano.com under "Investor Relations."

Indebtedness of Directors and Executive Officers
------------------------------------------------

         There is currently no outstanding indebtedness of (i) any present or former director, executive officer or employee; or (ii) any associate of any current or former director, executive officer or employee, either owing to the Corporation or any of its subsidiaries, or owing to another entity which is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

Certain Relationships and Related Transactions
----------------------------------------------

         On December 31, 2003, the Corporation entered into a consulting agreement with Advanced Technology Group LLC ("ATG"), whose managing partner is David King, a director of the Corporation. The agreement stipulates that ATG will furnish consulting services in reviewing potential federal grant opportunities and providing proposal development assistance on selected programs for a period of one year. Under the terms of the agreement, ATG is paid on a contingency basis at a rate of 6% of the first $1,000,000 in grant monies secured from applications prepared in any calendar year plus 3.5% of any cumulative amounts over $1,000,000. ATG also agreed to provide consulting services at a rate of $200 per hour upon request of the Corporation. In October 2004, the Corporation paid ATG $6,000 in fees in connection with securing a $100,000 grant from the National Science Foundation for development of nano-structured electrodes for use in lithium ion ultra-capacitors. Also, in October 2004, the Corporation paid ATG $4,500 in fees for consulting work in connection with product marketing. The address of ATG is set forth as the address of David King under "Security Ownership of Certain Beneficial Owners and Management" above.

         On or about June 5, 2004, the Corporation entered into a settlement agreement with Toyota on Western, Inc. and its owner, Louis Schnur, who were significant shareholders of the Corporation. Pursuant to the settlement agreement, the Corporation agreed to transfer to Mr. Schnur 100,000 Common Shares, amend certain early termination provisions of a warrant, register the re-sale of certain Common Shares and release Mr. Schnur from all claims. In exchange, Mr. Schnur and Toyota on Western agreed to release the Corporation from all claims and to cease certain solicitation and communication activities for a period of one year. The address of Mr. Schnur is set forth above under "Security Ownership of Certain Beneficial Owners and Management."

         Effective May 1, 2004, the Corporation entered into a separation agreement with William P. Long, wherein Dr. Long resigned as Chief Executive Officer of the Corporation and resigned all his other positions with the Corporation and its subsidiaries except for his position as President of Mineral Recovery Systems, Inc., a subsidiary of the Corporation. Dr. Long's employment in that capacity continued until December 31, 2004 at an annualized rate of $175,000, which was his salary in effect prior to entering the separation agreement. Dr. Long was also granted an extension, until 2007, of the expiration date of 200,000 options that would have otherwise expired in 2004 and 2005. In addition to an agreement to provide consulting services to the Corporation, the separation agreement included a 12-month non-competition, non-solicitation and non-disparagement covenant as well as a release of claims. The address of Mr. Long is set forth above under "Security Ownership of Certain Beneficial Owners and Management."

         On March 10, 2005, the Corporation granted 26,500 options to purchase Common Shares to Edward Dickinson, 27,200 options to purchase Common Shares to Douglas Ellsworth and 25,000 options to purchase Common Shares to Bruce Sabacky. On April 8, 2005, the Corporation granted 100,000 options to purchase Common Shares to Alan Gotcher. The address of each of the foregoing is set forth above under "Security Ownership of Certain Beneficial Owners and Management."

         The Corporation has entered into employment agreements with Alan J. Gotcher, Douglas K. Ellsworth, Edward H. Dickinson and Bruce J. Sabacky, each of which is described under "Employment Contracts" above. The address of each of the foregoing is set forth above under "Security Ownership of Certain Beneficial Owners and Management."

Vote Required
-------------

         In connection with the election of directors, the seven nominees receiving the highest number of votes will be elected.

         PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         Ratification of the appointment by the Board of Deloitte & Touche LLP as the independent public accountants for the Corporation for the fiscal year ending December 31, 2005, and authorization of the Board to set their remuneration, is to be voted upon at the Meeting. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting. Deloitte & Touche LLP were first appointed auditors of the Corporation on June 22, 2001, prior to which McGovern, Hurley Cunningham acted as auditors of the Corporation from 1992 to June 22, 2001.

Audit Fees.  During the fiscal  years  ended  December  31,  2003 and 2004,  the aggregate fees billed by Deloitte & Touche LLP for the audit of the Corporation's financial statements for such fiscal years, for the reviews of the Corporation's interim financial statements and for the review of SEC registration statements were $93,533 and $103,047, respectively.

Audit-Related Fees. During the fiscal years ended December 31, 2003 and 2004, Deloitte & Touche LLP did not bill the Corporation for assurance and related services related to the performance of the audit or review beyond the fees disclosed under "Audit Fees" above.

Tax Fees. During the fiscal years ended December 31, 2003 and 2004, the Corporation did not pay to Deloitte & Touche LLP any fees for tax compliance, advice and planning.

All Other Fees. During the fiscal year ended December 31, 2003, the Corporation did not pay Deloitte & Touche LLP any other fees not reported above. During the fiscal year ended December 31, 2004, the Corporation paid Deloitte & Touche LLP $118,903 of consulting fees in connection with the implementation requirements of Section 404 of the Sarbanes - Oxley Act and $1,288 in connection with a review of the Corporation's accounting policies for overhead costs.

Audit Committee Pre-Approval Policy. The Audit Committee pre-approves the services provided to the Corporation by Deloitte & Touche LLP in connection with the audit of the Corporation's annual financial statements, the review of the Corporation's quarterly financial statements and tax preparation and consultation. Management is not permitted to engage Deloitte & Touche LLP for other audit or permitted non-audit services without the case-by-case pre-approval of the Audit Committee. The Audit Committee approved all the services provided to the Corporation by Deloitte & Touche LLP described above.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

         The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Deloitte & Touche LLP.

         The Board recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2005 and authorization of the board of directors to set their remuneration.


            PROPOSAL NO. 3 - APPROVAL OF ALTAIR NANOTECHNOLOGIES INC.
                           2005 STOCK INCENTIVE PLAN

         In January 2005, the Board approved, subject to shareholder approval, the 2005 Plan, pursuant to which the Board (or subcommittee thereof) will be authorized to grant options and other incentive awards with respect to an aggregate of 3,000,000 Common Shares. If the 2005 Plan is approved by shareholders, the authority of the Corporation to grant options with respect to the 834,500 Common Shares available under the 1996 Plan and the 1998 Plan shall cease. Under rules governing the Corporation's listing on the Nasdaq SmallCap Market, the Corporation is required to seek shareholder approval for the 2005 Plan. Such approval is also required in order for the Corporation to be able to grant incentive stock options under the 2005 Plan.

         The Board believes that the availability of stock options and other incentives is an important factor in the Corporation's ability to attract and retain qualified employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. The Corporation has, and may periodically continue to, use stock options and other incentive awards to compensate consultants that provide services to the Corporation.

Description of the 2005 Stock Incentive Plan

         The following summary of the 2005 Plan is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which is available from the Corporation upon request.

         Shares Reserved for Issuance Under the 2005 Plan. The Corporation has reserved a total of 3,000,000 Common Shares for issuance under the 2005 Plan. The number and kind of shares available for grants under the 2005 Plan will be adjusted proportionately by the Board if the number of outstanding Common Shares is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification. As of April 8, 2005, the closing sale price of the Common Shares, as reported by the Nasdaq SmallCap Market, was $3.69 per share.

         Types of Awards. The 2005 Plan authorizes the Board to grant incentive stock options, non-incentive stock options, stock bonuses, restricted stock and performance-based awards.

         Eligibility. Grants under the 2005 Plan may, at the discretion of the Board, be awarded to directors, officers and employees and non-employee agents, consultants, advisers and independent contractors of the Corporation or any parent or subsidiary of the Corporation. The Corporation currently has 8 directors, 27 employees and officers, and an indeterminable number of consultants and advisers who could be eligible to receive grants under the 2005 Plan.

         Administration. The Board will administer the 2005 Plan. Subject to the terms of the 2005 Plan, the Board may from time to time adopt and amend rules and regulations relating to the administration of the 2005 Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board necessary or desirable for the administration of the 2005 Plan. The Board may delegate to a committee of the Board any or all authority for administration of the 2005 Plan other than the right to amend or terminate the 2005 Plan.

         Amendment and Termination of the 2005 Plan. The Board may amend the 2005 Plan at any time in any respect, subject to any legal or regulatory restriction. Except for changes in outstanding options in connection with changes in capital structure and Significant Transactions (as defined blow), no change in an option already granted may be made without the consent of the holder of the option. The 2005 Plan will terminate when all shares reserved for issuance under the 2005 Plan have been issued and all restrictions on such shares have lapsed or when earlier terminated by the Board.

Description of Stock Options

         Options Terms. With respect to each option grant, the Board determines the number of shares subject to the option, the exercise price, the term of the option and the time or times at which the option may be exercised. At the time of the grant of an option or at any time thereafter, the Board may provide that an optionee who exercised an option to purchase Common Shares shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

         Exercise of Options. Except as described under "Termination of Employment, Disability or Death" below or as determined by the Board, an option may not be exercised unless, when exercised, the optionee is an employee of, or is providing service to, the Corporation or any subsidiary of the Corporation and has been continuously so employed or providing service since the date the option was granted. Absence on leave approved by the Corporation, parent or subsidiary or on account of illness or disability is not deemed a termination or interruption of employment or service for this purpose. Unless otherwise determined by the Board, vesting of options continues during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options is suspended during any other unpaid leave of absence.

         When exercising an option, the optionee must pay the full purchase price in cash or check unless the Board determines otherwise. Subject to the approval of the Board, which may be withheld for any or no reason, an optionee may pay for all or some of the shares with Common Shares of the Corporation valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash or other forms of consideration. The 2005 Plan permits the Board to accept promissory notes as consideration for stock options; however promissory notes are generally not sufficient consideration for the issuance of Common Shares under the CBCA.

         Termination of Employment, Disability or Death. Unless otherwise determined by the Board at any time, if an optionee ceases to be employed by or to provide service to the Corporation, any parent or subsidiary of the Corporation for any reason other than death or total disability, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 30 days following the termination date, but only if and to the extent the option was exercisable as of the termination date. Any portion of an option not exercisable at the date of termination lapses.

         Unless otherwise determined by the Board, if the optionee's employment or service terminates because of total disability, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 12 months after the date of termination, but only to the extent the option was exercisable on the date of termination.

         Unless otherwise determined by the Board, if an optionee dies while in the employment of or providing services to the Corporation or any parent or subsidiary of the Corporation, the option then held may be exercised by the optionee's legal heirs at any time prior to the earlier of its expiration date or 12 months after the date of death, but only if and to the extent the option was exercisable as of the date of death.

         Non-Transferability of Options. Unless otherwise determined by the Board at any time, each stock option granted under the 2005 Plan by its terms is nonassignable and nontransferable by an optionee, either voluntarily or by operation of law, other than by will or the laws of descent or distribution upon the death of an optionee. An option may be exercised only by an optionee or, after death, by a successor or representative of an optionee.

         Merger, Reorganization, Dissolution, Stock Split or Similar Event. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Corporation is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, or the transfer by one or more shareholders, in one transfer or several related transfers, of 50% of more of the Common Shares outstanding on the date of such transfer (or the first of such related transfers) to persons, other than wholly-owned subsidiaries or family trusts, who were not shareholders of the Corporation prior to the first such transfer (each, a "Significant Transaction"), the Board shall, in its sole discretion and to the extent possible under the structure of the Significant Transaction, select one of the following alternatives for treating outstanding options under the 2005 Plan:

         o Outstanding options shall remain in effect in accordance with their terms;

         o Outstanding options shall be converted into options to purchase stock in one or more of the corporations, including the Corporation, that are the surviving or acquiring corporations in the Significant Transaction (with the amount, type of securities subject thereto and exercise price of the converted options being determined by the Board taking into account the relative values of the companies involved in the Significant Transaction)

         o The Board shall provide a period at least 10 days before the completion of the Significant Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that period, all unexercised options shall immediately terminate. (The Board may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.)

In the event of the dissolution of the Corporation, options will be treated as provided in the immediately preceding paragraph.

Stock Bonuses and Restricted Stock.
-----------------------------------

         The Board may award Common Shares under the 2005 Plan as stock bonuses or as restricted stock. Shares awarded as a bonus or as restricted stock are subject to the terms, conditions and restrictions determined by the Board, including restrictions concerning transferability and forfeiture of the shares awarded. The Board may require the recipient to sign an agreement as a condition of the award, which agreement shall contain any terms, conditions, restrictions, representations and warranties required by the Board. The certificates representing the shares shall bear any legends required by the Board.

Performance-based Awards.
-------------------------

         Under the 2005 Plan, the Board may grant performance-based awards. These awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and regulations thereunder. Performance-based awards shall be denominated at the time of grant either in Common Shares or in dollar amounts. Performance-based awards may be granted in whole or in part if the Corporation achieves written objective goals established by the Board over a designated period of time. Payment of an award earned may be in cash or stock or both as determined by the Board. In addition to the requirement that participants satisfy certain performance goals, the Board may impose additional restrictions to payment under a performance-based award.

         No participant may receive in any fiscal year stock-based performance awards under which the aggregate amount payable under the awards exceeds the equivalent of 500,000 Common Shares or cash-based performance awards under which the aggregate amount payable exceeds $1,000,000.

United States Federal Income Tax Consequences

         The following is a general discussion of certain United States federal income tax consequences of stock options granted under the 2005 Plan. The discussion does not describe any tax consequences under the tax laws of any state, locality or foreign jurisdiction and does not include any tax consequences associated with any awards other than stock options. Furthermore, the discussion is based on the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. The discussion below does not discuss all federal tax consequences that may be relevant to a particular grantee, and is not intended as tax advice. Each grantee should consult his or her individual tax adviser.

Options

         Incentive Options. No income is recognized by the grantee of an incentive stock option upon the grant or timely exercise of the incentive stock option. Exercise of an incentive stock option may, however, give rise to taxable ordinary income to the optionee if the optionee subsequently engages in a "disqualifying disposition," as described below. Additionally, the spread between the fair-market value of shares obtained upon exercise of an incentive stock option and the exercise price normally is an adjustment to alternative minimum taxable income and may result in the optionee having to pay federal alternative minimum tax for the year of exercise.

         A sale, exchange or disposition by an optionee of Common Shares acquired through the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such a sale, exchange or disposition (including inter vivos gifts) takes place within two years after the date of grant of the incentive stock option or within one year from the date of exercise of the incentive stock option, such sale or exchange will generally constitute a "disqualifying disposition" of the Common Shares.

         A disqualifying disposition will have the following results: any excess of (i) the lesser of (a) the fair market value of one Common Share at the time of exercise of the incentive stock option or (b) the amount realized on a disqualifying disposition of the Common Shares through sale; less (ii) the exercise price, will be ordinary income to the optionee, subject to applicable tax reporting requirements. Any further gain generally will qualify as capital gain, and will be long-term capital gain if the holding period for such Common Shares is more than one year from the date of exercise.

         Non-Incentive Options. Provided that the exercise price is not less than the fair market value of the underlying stock on the date of grant, no income is recognized by the grantee of a non-incentive stock option until the non-incentive option is exercised. When the non-incentive stock option is exercised, the optionee recognizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the fair market value of the shares subject to the non-incentive stock option at the time of exercise exceeds the exercise price. With respect to non-incentive options exercised by certain executive officers, the Corporation's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold on all amounts treated as ordinary income to optionees who are employees of the Corporation or an affiliate of the corporation. Upon the sale of shares acquired by exercise of a stock option, the optionee generally will recognize capital gain or loss measured by the difference between the sale proceeds and the fair market value of the shares on the date of exercise. That gain or loss will be long-term if shares have been held for more than one year.

Canadian Income Taxation

         If an optionee is a resident of the United States and not a resident of Canada, and if the optionee has not been employed in Canada, (i) neither the receipt nor the exercise of a stock option will give rise to federal Canadian income tax liability and (ii) the sale of the underlying Common Shares generally will not be subject to federal Canadian income tax unless (a) the optionee and persons who do not deal at arm's length with the optionee owned, at any time in the five year period before sale, 25% or more of the outstanding Common Shares, or (b) if the Common Shares are used in carrying on a business in Canada.

Restrictions on Transferability of Shares

         The Corporation is not obligated to cause to be issued or delivered any certificates evidencing Common Shares pursuant to the 2005 Plan unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of any governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Corporation may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the 2005 Plan, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends as the Corporation, in its sole discretion, deems necessary or desirable.

Securities Authorized for Issuance Under Equity Compensation Plans

         In addition to the existing 1996 Plan and 1998 Plan, the Corporation has an Employee Stock Purchase Plan ("ESPP") which allows employees to purchase Common Shares through payroll deductions when, as and if determined by the Board of Directors. The ESPP, which is a broadly-based plan open to all employees, other than executive officers, has not been approved by shareholders. The following table sets forth certain information with respect to compensation plans under which equity securities are authorized for issuance at December 31, 2004 (without giving effect to the approval of the 2005 Plan):


        ---------------------------------- -------------------- -------------------- -----------------------
                                                                                      Number of securities
                                                Number of                             remaining available
                                            securities to be                          for future issuance
                                               issued upon       Weighted-average         under equity
                                               exercise of       exercise price of     compensation plans
                                               outstanding          outstanding      (excluding securities
                                            options, warrants    options, warrants    reflected in column
                                               and rights           and rights                (a))
                  Plan Category                    (a)                  (b)                   (c)
        ---------------------------------- -------------------- -------------------- -----------------------
        Equity     compensation     plans       3,293,700              $2.28              1,048,000(1)
        approved by security holders
        ---------------------------------- -------------------- -------------------- -----------------------
        Equity   compensation  plans  not
        approved by security holders              None                  N/A                 348,552
        ---------------------------------- -------------------- -------------------- -----------------------
                      Total                     3,293,700              $2.28               1,396,552
        ---------------------------------- -------------------- -------------------- -----------------------

(1) During the period January 1, 2005 through April 11, 2005, the Corporation granted to employees 313,500 options to purchase Common Shares.

If the 2005 Plan is approved by shareholders, the authority of the Corporation to grant options with respect to the 834,500 Common Shares currently available under the 1996 Plan and the 1998 Plan shall cease.

New Plan Benefits

         No awards have been granted under the 2005 Plan. The Corporation is unable to determine the amount of awards that may be granted in the future to its officers, directors or affiliates, inasmuch as grants of awards are subject to the discretion of the Board.

Vote Required for Approval and Recommendation by the Board

         The Board recommends a vote FOR approval of the 2005 Plan. The proposal to approve the 2005 Plan must be approved by the holders of at least a majority of the votes cast at the Meeting. Abstentions and broker nonvotes are not counted and have no effect on the results of the vote.

                  PROPOSAL NO. 4 - APPROVAL OF BYLAW AMENDMENT
            TO INCREASE QUORUM REQUIREMENT FOR SHAREHOLDER MEETINGS

The Proposed Bylaw Amendment.

         Prior to September 30, 2004, Section 14 of the bylaws of the Corporation (the "Bylaws") provided that a quorum would be present at a meeting of the shareholders if two shareholders were present, in person or by proxy, at the shareholders meeting. On September 30, 2004, the Board approved an amendment to the Bylaws (the "Bylaw Amendment") replacing the quorum requirement in
Section 14 of the Bylaws with the following:

         A quorum of shareholders for the transaction of business is present at a meeting of shareholders if not less than 33 1/3% of the shares entitled to vote at the meeting are present in person or represented by proxy.

The Bylaw Amendment does not affect any other provisions of the Bylaws. The Bylaw Amendment was effective when adopted, and applies to the Meeting; however, under the CBCA, the Corporation is required to seek ratification of shareholders of any amendment to the Bylaws at the next shareholders meeting. If the Bylaw Amendment is not approved by the shareholders at the Meeting, it will cease to be effective.

Purpose and Effect of Bylaw Amendment.

         The purpose of the Bylaw Amendment is to increase the quorum requirement for shareholders meetings from two shareholders to a number of shareholders holding 33 1/3% of the shares entitled to vote at the shareholders meeting. The Board approved the Bylaw Amendment, and is recommending approval of the Bylaw Amendment to the shareholders of the Corporation, in order to comply with rules governing its listing on the Nasdaq SmallCap Market.

         Prior to September 30, 2004, the Corporation relied upon an exemption from the requirements of Nasdaq Stock Market Rule 4350(f). Nasdaq Stock Market Rule 4350(f) requires that each issuer have a minimum quorum requirement for its shareholders meetings of at least 33 1/3% of the outstanding shares of its voting stock. The Corporation requested, and relied upon, the exemption from Nasdaq Stock Market Rule 4350(f) prior to September 30, 2004 on the basis that a greater quorum requirement would be contrary to generally accepted business practices in Canada and under the CBCA. In light of changes in rules and policies governing the NASDAQ SmallCap Market, the Corporation became concerned in 2004 that it would cease to qualify for the exemption it had previously received from Nasdaq Stock Market Rule 4350(f). In anticipation of that possibility, the Board approved the Bylaw Amendment in order to bring the quorum requirement set forth in the Bylaws into compliance with Nasdaq Stock Market Rule 4350(f).

Vote Required for Approval and Recommendation by the Board

         The Board recommends a vote FOR the proposed Bylaw Amendment. The Bylaw Amendment must be approved by the holders of at least a majority of the votes cast at the Meeting. Abstentions and broker nonvotes are not counted in connection with, and have no effect on the results, of the vote.

                                  OTHER MATTERS

Proposals of Shareholders
-------------------------

         Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the Meeting but failed to notify the Corporation of such intention prior to March 8, 2006, then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

         In order to be included in the proxy statement and form of proxy relating to the Corporation's annual meeting of shareholders to be held in 2006, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation's principal business office, 204 Edison Way, Reno, Nevada 89502, no later than December 23, 2005.

Undertakings
------------

         Unless the Corporation has received contrary instructions, the Corporation intends to deliver only one copy of this Information Circular and one copy of the Annual Report for the year ended December 31, 2004 to multiple shareholders sharing the same address. Upon written or oral request, the Corporation will provide, without charge, an additional copy of such documents to each shareholder at a shared address to which a single copy of such documents was delivered. Shareholders at shared addresses that are receiving a single copy of such documents but wish to receive multiple copies, and shareholders at shared addresses that are receiving multiple copies of such documents but wish to receive a single copy, should contact Edward Dickinson, Chief Financial Officer, at 204 Edison Way, Reno, Nevada, 89502, U.S.A., or at the following telephone number: (775) 858-3750.

Additional Information
----------------------

         Additional information relating to the Corporation is available on SEDAR at www.sedar.com. Financial information is provided in the Corporation's comparative financial statements and Management Discussion and Analysis for the year ended December 31, 2004. Shareholders may contact Shaun Drake at 56 Temperance Street, 4th Floor, Toronto, Ontario M5H 3V5 (416-361-0737), to request copies of the Company's financial statements and Management Discussion and Analysis.

         Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Information Circular has been delivered, a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC (other than the exhibits except as expressly requested). Requests should be directed to Edward Dickinson, Chief
Financial Officer, at 204 Edison Way, Reno, Nevada, 89502, U.S.A., or at the following telephone number: (775) 858-3750.

         *     *     *     *     *     *     *     *     *

         The contents and sending of this Information Circular have been approved by the directors of the Corporation.

         DATED as of the 11th day of April, 2005.

                          ALTAIR NANOTECHNOLOGIES INC.

                           /s/ Alan J. Gotcher
                           -----------------------------------------------------
                               Alan J. Gotcher, Chief Executive Officer

                                      PROXY
                          Altair Nanotechnologies Inc.
                   Annual and Special Meeting Of Shareholders

                                       on
                                  May 26, 2005

              This Proxy Is Solicited By The Board of Directors Of
                          Altair Nanotechnologies Inc.

         The undersigned shareholder of Altair Nanotechnologies Inc. (the "Corporation") hereby nominates, constitutes and appoints Alan J. Gotcher, Chief Executive Officer and director, or failing him, Edward Dickinson, Chief Financial Officer, or instead of any of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held on the 26th day of May, 2005 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.
         The shares represented by this proxy will be voted and, where a choice is specified, will be voted as directed. Where no choice is specified, this proxy will confer discretionary authority and will be voted in favour of all nominees of the Board of Directors, in favour of the ratification of the appointment of auditors, in favour of the 2005 Stock Incentive Plan and in favour of the proposed bylaw amendment.
         This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting, matters incident to the conduct of the Meeting and any other matter which may properly come before the Meeting about which the Corporation did not have notice as of the date the definitive Information Circular and Proxy Statement of the Corporation was filed with the SEC and in such manner as such nominee in his judgement may determine.
         A shareholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided and striking out the names of management's nominees, or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.
         To be valid, this proxy must be received by the transfer agent at 120 Adelaide Street West, Suite 420, Toronto, Ontario M5H 4C3, Canada not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.
         The nominees are directed to vote the shares represented by this proxy as follows:

         (1) ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation and until their respective successor shall have been duly elected and shall qualify:
              [ ] FOR all  nominees  listed  below  (except as marked to the contrary).
              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
              [ ] (INSTRUCTION:  To  withhold  authority  to  vote  for  any individual nominee, strike a line through the nominee's name in the list below.)

              Michel Bazinet          Jon N. Bengtson            James I. Golla     Alan J. Gotcher
              George E. Hartman       Christopher E. Jones       David S. King

                               [See Reverse Side]

(2) Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2005 and to authorize the board of directors to fix their remuneration.
         [ ] FOR         [ ] AGAINST          [ ] WITHHOLD

(3)      Proposal to approve the Altair Nanotechnologies Inc. 2005 Stock
         Incentive Plan. [ ] FOR         [ ] AGAINST          [ ] WITHHOLD

(4)      Proposal  to  approve  the  Bylaw   Amendment   increasing  the  quorum
         requirement for shareholders meeting from two shareholders to 33 1/3% of the shares entitled to vote at the meeting.

         [ ] FOR         [ ] AGAINST          [ ] WITHHOLD

(5) At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting, matters incident to the conduct of the Meeting, and upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation did not have notice as of the date45 days before the date on which the Corporation first mailed proxy materials to shareholders.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED AT THE MEETING. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOR OF ALL NOMINEES OF THE BOARD OF DIRECTOR, AND IN FAVOUR OF RATIFICATION OF THE APPOINTMENT OF AUDITORS, THE APPROVAL OF THE 2005 STOCK INCENTIVE PLAN AND APPROVAL OF THE BYLAW AMENDMENT, ALL OF WHICH ARE SET FORTH IN THE ACCORPORATIONING CIRCULAR, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________ , 2005.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

(1) This proxy must be signed by the shareholder or his attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.
(2) A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.
(3) If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.
(4) Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

                          ALTAIR NANOTECHNOLOGIES INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

            NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders of Altair Nanotechnologies Inc. (the "Corporation") will be held at the Reno Hilton, 2500 E. 2nd Street, Reno, Nevada 89502, Thursday, the 26th day of May 2005, at the hour of 10:00 o'clock in the morning (Pacific time) for the following purposes:

(1) To receive the audited financial statements of the Corporation for the twelve months ended December 31, 2004, together with the report of the auditors thereon;

(2)      To elect directors;

(3) To ratify the appointment of the appoint auditors and to authorize the directors to fix their remuneration;

(4)      To  consider   and  vote  upon  the  proposal  to  approve  the  Altair
         Nanotechnologies Inc. 2005 Stock Incentive Plan.

(5) To consider and vote upon the proposal to approve a bylaw amendment increasing the quorum requirement for shareholders meeting from two shareholders to 33 1/3 of the shares entitled to vote at the meeting.

(6) To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

            This notice is accompanied by a form of proxy, a copy of the Circular, the annual report to shareholders of the Corporation containing the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2004, and a supplemental mailing list form.

         Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

         DATED at Toronto, Ontario as of the 11th day of April, 2005.


                                           BY:  ORDER OF THE BOARD

                                           (Sgd.)  Alan J. Gotcher
                                           -------------------------------------
                                           Chief Executive Officer


                                                                      APPENDIX

                          ALTAIR NANOTECHNOLOGIES INC.

                            2005 STOCK INCENTIVE PLAN

1. Purpose. The purpose of this 2005 Stock Incentive Plan (the "Plan") is to enable Altair Nanotechnologies Inc. (the "Company") to attract and retain the services of (i) selected employees, officers and directors of the Company or any parent or subsidiary of the Company and (ii) selected nonemployee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary of the Company. For purposes of this Plan, a person is considered to be employed by or in the service of the Company if the person is employed by or in the service of any entity (the "Employer") that is either the Company or a direct or indirect subsidiary of the Company.

2. Shares  Subject to the Plan.  Subject to adjustment as provided  below and in
Section 10, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall be 3,000,000 shares. If an option or Performance-Based Award granted under the Plan expires, terminates or is canceled, the unissued shares subject to that option or Performance-Based Award shall again be available under the Plan. If shares awarded as a bonus pursuant to Section 7 or sold pursuant to Section 8 under the Plan are forfeited to or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

3. Effective Date and Duration of Plan.

         3.1 Effective Date. The Plan shall become effective as of the date it is approved by the stockholders of the Company. No Incentive Stock Option (as defined in Section 5 below) granted under the Plan shall become exercisable and no payments shall be made under a Performance-Based Award, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present or by means of unanimous consent resolutions, and the exercise of any Incentive Stock Options granted under the Plan before approval shall be conditioned on and subject to that approval. Subject to this limitation, options and Performance-Based Awards may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

         3.2 Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on the shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, Performance-Based Awards and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any outstanding Performance-Based Awards or any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

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

4. Administration.

         4.1 Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

         4.2 Committee. The Board of Directors may delegate to any committee of the Board of Directors (the "Committee") any or all authority for administration of the Plan. If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee, except
(i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 11.

5. Types of Awards, Eligibility, Limitations. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in Sections
6.1 and 6.2; (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in Sections 6.1 and 6.3; (iii) award stock bonuses as provided in Section 7; (iv) sell shares subject to restrictions as provided in Section 8; and (v) award Performance-Based Awards as provided in
Section 9. Awards may be made to employees, including employees who are officers or directors, and to other individuals described in Section 1 selected by the Board of Directors; provided, however, that only employees of the Company or any parent or subsidiary of the Company (as defined in subsections 424(e) and 424(f) of the Code) are eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award.

6. Option Grants.

         6.1 General Rules Relating to Options.

                   6.1-1 Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the exercise price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

                   6.1-2 Exercise of Options. Except as provided in Section 6.1-4 or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of exercise the optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the date the option was granted. Except as provided in Sections 6.1-4 and 10, options granted under the Plan may be exercised from time to time over the period stated in each option in amounts and at times prescribed by the Board of Directors, provided that options may not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if an optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

                   6.1-3 Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors (either at, or at any time following, the time of grant), each other option granted under the Plan by its terms (i) shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and (ii) during the optionee's lifetime, shall be exercisable only by the optionee.

                   6.1-4 Termination of Employment or Service.

                        6.1-4(a) General Rule. Unless otherwise determined by the Board of Directors (either at, or at any time following, the time of grant), if an optionee's employment or service with the Company terminates for any reason other than because of total disability or death as provided in Sections 6.1-4(b) and (c), his or her option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.

                        6.1-4(b) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, if an optionee's employment or service with the Company terminates because of total disability, his or her option may be exercised at any time before the expiration date of the option or before the date 12 months after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination. The term "total disability" means a medically determinable mental or physical impairment that is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more and that, in the opinion of the Company and two independent physicians, causes the optionee to be unable to perform his or her duties as an employee, director, officer or consultant of the Employer and unable to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the two independent physicians have furnished their written opinion of total disability to the Company and the Company has reached an opinion of total disability.

                        6.1-4(c) Termination Because of Death. Unless otherwise determined by the Board of Directors, if an optionee dies while employed by or providing service to the Company, his or her option may be exercised at any time before the expiration date of the option or before the date 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                        6.1-4(d) Amendment of Exercise Period Applicable to Termination. The Board of Directors may at any time extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option. The Board of Directors may at any time increase the portion of an option that is exercisable, subject to terms and conditions determined by the Board of Directors.

                        6.1-4(e) Failure to Exercise Option. To the extent that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall cease and terminate.

                        6.1-4(f) Leave of Absence. Absence on leave approved by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service. Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

                  6.1-5 Purchase of Shares.

                        6.1-5(a) Notice of Exercise. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon the Company's receipt of written notice from the optionee of the optionee's binding commitment to purchase shares, specifying the number of shares the optionee desires to purchase under the option and the date on which the optionee agrees to complete the transaction, and, if required to comply with the Securities Act of 1933 and/or governing state securities laws of laws of foreign countries with jurisdiction, containing a representation that it is the optionee's intention to acquire the shares for investment and not with a view to distribution.

                        6.1-5(b) Payment. Unless the Board of Directors determines otherwise (either at, or at any time following, the time of grant), on or before the date specified for completion of the purchase of shares pursuant to an option exercise, the optionee must pay the Company the full purchase price of those shares in cash or by check or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock or other contingent awards denominated in either stock or cash, promissory notes (to the extent permitted by governing law) and other forms of consideration. Unless otherwise determined by the Board of Directors, any Common Stock provided in payment of the purchase price must have been previously acquired and held by the optionee for at least six months. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock last reported before the time payment in Common Stock is made or, if earlier, committed to be made, if the Common Stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made, including all amounts owed for tax withholding. With the consent of the Board of Directors (either at, or at any time following, the time of grant), an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option.

                        6.1-5(c) Tax Withholding. Each optionee who has exercised an option shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of an option or as a result of disposition of shares acquired pursuant to exercise of an option) beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount, in cash or by check, to the Company on demand. If the optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors, an optionee may satisfy this obligation, in whole or in part, by instructing the Company to withhold from the shares to be issued upon exercise or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

                        6.1-5(d) Reduction of Reserved Shares. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option (less the number of any shares surrendered in payment for the exercise price or withheld to satisfy withholding requirements).

                   6.1-6 Limitations on Grants to Non-Exempt Employees. Unless otherwise determined by the Board of Directors, if an employee of the Company or any parent or subsidiary of the Company is a non-exempt employee subject to the overtime compensation provisions of Section 7 of the Fair Labor Standards Act (the "FLSA"), any option granted to that employee shall be subject to the following restrictions: (i) the option price shall be at least 85 percent of the fair market value, as described in Section 6.2-4, of the Common Stock subject to the option on the date it is granted; and (ii) the option shall not be exercisable until at least six months after the date it is granted; provided, however, that this six-month restriction on exercisability will cease to apply if the employee dies, becomes disabled or retires, there is a change in ownership of the Company, or in other circumstances permitted by regulation, all as prescribed in Section 7(e)(8)(B) of the FLSA.

         6.2 Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

                   6.2-1 Limitation on Amount of Grants. If the aggregate fair market value of stock (determined as of the date the option is granted) for which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code) are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock Option and the remaining portion of the option or options will be treated as a Non-Statutory Stock Option. The preceding sentence will be applied by taking options into account in the order in which they were granted. If, under the $100,000 limitation, a portion of an option is treated as an Incentive Stock Option and the remaining portion of the option is treated as a Non-Statutory Stock Option, unless the optionee designates otherwise at the time of exercise, the optionee's exercise of all or a portion of the option will be treated as the exercise of the Incentive Stock Option portion of the option to the full extent permitted under the $100,000 limitation. If an optionee exercises an option that is treated as in part an Incentive Stock Option and in part a Non-Statutory Stock Option, the Company will designate the portion of the stock acquired pursuant to the exercise of the Incentive Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.

                   6.2-2 Limitations on Grants to 10 percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (as defined in subsections 424(e) and 424(f) of the Code) only if the option price is at least 110 percent of the fair market value, as described in Section 6.2-4, of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

                   6.2-3 Duration of Options. Subject to Sections 6.1-2, 6.1-4 and 6.2-2, Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that by its terms no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

                   6.2-4 Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in
Section 6.2-2, the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be the closing price of the Common Stock last reported before the time the option is granted, if the stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors.

                   6.2-5 Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

                   6.2-6 Early Dispositions. If within two years after an Incentive Stock Option is granted or within 12 months after an Incentive Stock Option is exercised, the optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

         6.3 Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions, in addition to those set forth in
Section 6.1 above:

                   6.3-1 Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

                   6.3-2  Duration  of  Options.   Non-Statutory  Stock  Options
granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

7. Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with any other restrictions determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the recipient, including salary, subject to applicable law. With the consent of the Board of Directors, a recipient may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

8. Restricted Stock. The Board of Directors may issue shares under the Plan for any consideration (including promissory notes and services) determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with any other restrictions determined by the Board of Directors. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective purchaser of the shares before the delivery of certificates representing the shares to the purchaser. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

9. Performance-Based Awards. The Board of Directors may grant awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder ("Performance-Based Awards"). Performance-Based Awards shall be denominated at the time of grant either in Common Stock ("Stock Performance Awards") or in dollar amounts ("Dollar Performance Awards"). Payment under a Stock Performance Award or a Dollar Performance Award shall be made, at the discretion of the Board of Directors, in Common Stock ("Performance Shares"), or in cash or in any combination thereof. Performance-Based Awards shall be subject to the following terms and conditions:

         9.1 Award Period. The Board of Directors shall determine the period of time for which a Performance-Based Award is made (the "Award Period").

         9.2  Performance  Goals  and  Payment.  The  Board of  Directors  shall establish in writing objectives ("Performance Goals") that must be met by the Company or any subsidiary, division or other unit of the Company ("Business Unit") during the Award Period as a condition to payment being made under the Performance-Based Award. The Performance Goals for each award shall be one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any Business Unit: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Board of Directors). The Board of Directors shall also establish the number of Performance Shares or the amount of cash payment to be made under a Performance-Based Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment (subject to Section 9.4). The Board of Directors may establish other restrictions to payment under a Performance-Based Award, such as a continued employment requirement, in addition to satisfaction of the Performance Goals. Some or all of the Performance Shares may be issued at the time of the award as restricted shares subject to forfeiture in whole or in part if Performance Goals or, if applicable, other restrictions are not satisfied.

         9.3 Computation of Payment. During or after an Award Period, the performance of the Company or Business Unit, as applicable, during the period shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-Based Award. If the Performance Goals are met or exceeded, the Board of Directors shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-Based Award.

         9.4 Maximum Awards. No participant may receive in any fiscal year Stock Performance Awards under which the aggregate amount payable under the Awards exceeds the equivalent of 500,000 shares of Common Stock or Dollar Performance Awards under which the aggregate amount payable under the Awards exceeds $1,000,000.

         9.5 Tax Withholding. Each participant who has received Performance Shares shall, upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the participant, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so delivered or withheld shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

         9.6 Effect on Shares Available. The payment of a Performance-Based Award in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares of Common Stock reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award, less the number of shares delivered or withheld to satisfy withholding obligations.

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


10. Changes in Capital Structure.

         10.1 Stock Splits, Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan and in all other share amounts set forth in the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

         10.2 Mergers, Reorganizations, Etc. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Company is a party, any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or the transfer by one or more shareholders, in one transfer or several related transfers, of 50% of more of the Common Stock outstanding on the date of such transfer (or the first of such related transfers) to persons, other than wholly-owned subsidiaries or family trusts, who were not shareholders of the Company prior to the first such transfer (each, a "Transaction"), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan prior to the consummation of the
Transaction:

                   10.2-1   Outstanding   options  shall  remain  in  effect  in
accordance with their terms.

                   10.2-2 Outstanding options shall be converted into options to purchase stock in one or more of the corporations, including the Company, that are the surviving or acquiring corporations in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the Transaction. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

                   10.2-3 The Board of Directors shall provide a period of at least 10 days before the completion of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration


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

of that period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.

         10.3 Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with Section 10.2-3.

         10.4 Rights Issued by Another Corporation. The Board of Directors may also grant options and stock bonuses and Performance-Based Awards and issue restricted stock under the Plan with terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock bonuses, Performance-Based Awards and restricted stock granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

11. Amendment of the Plan. The Board of Directors may at any time modify or amend the Plan in any respect. Except as provided in Section 10, however, no change in an award already granted shall be made without the written consent of the holder of the award if the change would adversely affect the holder.

12. Approvals. The Company's obligations under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate state or federal securities laws. Unless the Company determines, with advice of counsel that such legend is not necessary, certificates representing all shares of Common Stock issued in connection with the Plan will contain a legend indicating that such shares of Common Stock are "restricted securities," as defined under Rule 144 promulgated under the Securities Act of 1933, as amended, and that such shares may not be transferred unless such transfer is registered under the Securities Act and governing state securities laws or exempt from the registration requirements of the same.

13. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of an Employer or interfere in any way with the Employer's right to terminate the employee's employment at will at any time, for any reason, with or without cause, or to decrease the employee's compensation or benefits, or (ii) confer upon any person engaged by an Employer any right to be retained or employed by the Employer or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer.

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

14. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any shares of Common Stock until the date the recipient becomes the holder of record of those shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs before the date the recipient becomes the holder of record.


Approved by Board of Directors subject to stockholder approval: January 2005.

Approved by stockholders and adopted: [__________________]




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